UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 26, 2007

Cellcom I Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-13615	06-1106964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

520 South Fourth Street Las Vegas, Nevada		89101
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (702) 353-5168

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

On January 26, 2007, Cellcom I Corp. (the “Company”) received notice from Piercy Bowler Taylor & Kern, Certified Public Accountants (“PBTK”), that PBTK resigned as the Company’s principal independent accountant as of that date. PBTK advised the Company on January 26, 2007 that (i) the Company’s Annual Reports on Form 10-KSB for the fiscal years ended September 30, 2005, 2004 and 2003 contain audit reports and consents that PBTK has not issued, signed or authorized for audits PBTK had not yet completed, and (ii) the quarterly reviews on the Company’s interim financial statements included in its Quarterly Reports on Form 10-QSB for the quarters ended December 31, 2005, June 30, 2005, March 31, 2005, December 31, 2004, June 30, 2004, March 31, 2004, December 31, 2003, June 30, 2003, March 31, 2003 and December 31, 2002 (collectively, the “Form 10-QSBs”), were not yet completed by PBTK.

During the last two fiscal years preceding the date of resignation, the Company and PBTK had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PBTK, would have caused PBTK to make reference to the subject matter of the disagreement in any report PBTK might have issued. Furthermore, none of PBTK's reports during the past two fiscal years on the Company's consolidated financial statements contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles, except that PBTK’s report on the consolidated financial statements for the past two fiscal years, when issued, was to contain an explanatory paragraph indicating that there is substantial doubt as to the Company’s ability to continue as a going concern.

The Company had mistakenly believed at the time of these filings, based on numerous communications with PBTK, that (i) audit reports and consents contained in the Company’s Annual Reports on Form 10-KSB for the fiscal years ended September 30, 2005, 2004 and 2003, were authorized to be filed and that the respective audits were completed by PBTK, and (ii) that the quarterly reviews for the Form 10-QSBs were completed by PBTK.

The Company and PBTK have agreed, effective as of January 30, 2007, that PBTK will continue its engagement with the Company only for the purpose of completing the audit and review services with respect to (i) the Company’s Annual Reports on Form 10-KSB for the fiscal years ended September 30, 2005, 2004 and 2003 and (ii) the Form 10-QSBs.

The Company anticipates filing amendments to the Annual Reports on Form 10-KSB for the fiscal years ended September 30, 2005, 2004 and 2003, and filing amendments to the Form 10-QSBs to the extent necessary or appropriate. The Company has not identified any misstatements in the financial statements of (i) the Company’s Annual Reports on Form 10-KSB for the fiscal years ended September 30, 2005, 2004 and 2003 and (ii) the Form 10-QSBs.

PBTK has furnished the Company with a letter addressed to the Securities and Exchange Commission indicating that it agrees with the above statements. A copy of such letter, dated January 30, 2007, is filed as Exhibit 16.1 to this Form 8-K.

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The information described in Item 4.01 above is incorporated herein by reference.

On January 29, 2007, based on information provided by PBTK, the Board of Directors of the Company came to the conclusion that the audit reports included in the Company’s Annual Reports on Form 10-KSB for the fiscal years ended September 30, 2005, 2004 and 2003, and the incomplete reviews on the Company’s interim financial statements included in the Form 10-QSBs, should no longer be relied upon.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

16.1	Letter from Piercy Bowler Taylor & Kern, dated January 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellcom I Corp.

Date: January 31, 2007	By:	/s/ Jay H. Brown
Jay H. Brown
President